MERRILL LYNCH
GLOBAL GROWTH
FUND, INC.




FUND LOGO




Semi-Annual Report

February 28, 1998





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL GROWTH FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Coyler Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Growth Fund, Inc., February 28, 1998


DEAR SHAREHOLDER

We are pleased to provide you with the first shareholder report for Merrill Lynch Global Growth Fund, Inc. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies, and highlight some of the Fund's holdings.

Merrill Lynch Global Growth Fund, Inc. commenced operations on October 31, 1997. Since inception through February 28, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +12.20%, +11.80%, +11.80% and +12.10%, respectively.
(Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including aggregate total returns, can be found on pages 4 and 5 of this report to shareholders.)

The Fund's performance reflects our overweighting of banking and finance, insurance and financial service companies in western Europe and Canada, as well as our limiting the Fund's weighting in Asian stock markets, including Japan. A negative factor for the Fund during this initial investment period was the decline in stock prices of a few of the portfolio's US companies in the tele-communications equipment, computer, computer software and oil service industries. The prospective earnings of companies in these industries have been perceived to be particularly vulnerable to the recessions developing in major Asian countries, including Japan.


The Environment
The start-up of the Fund occurred during a very volatile period for the world's developing stock markets. Merrill Lynch Global Growth Fund, Inc. is focused on equity investments in primarily large-capitalization growth companies in the developed equity markets. However, the steep declines in currency values and local stock markets in the emerging markets of Asia also affected the developed stock markets of Europe and North America. Investor concerns have related to the potential declines in earnings for global companies, which have significant product and/or service markets in Asia. We recognized the possibility of a slowdown in real business activity around the world as a result of governmental austerity programs in the major Asian countries. However, we believed the stock price declines experienced in October and November of 1997 in most of the developed countries' equity markets represented an opportunity to invest the proceeds of the record $1.2 billion initial public offering of the Fund at relatively attractive valuations.

Quarterly earnings reports released in early 1998 for the fourth quarter of 1997 have helped to reduce the concerns regarding the negative effects of the developing Asian crisis on individual companies. In recent weeks, officials at the International Monetary Fund, in addition to central bankers, commercial bankers and investment bankers from developed countries, have cooperated with government officials and business executives in the Asian countries in an effort to develop solutions to that region's financial liquidity problems. We believe that investors will view this as positive.

Investment Strategy
Our investment focus is on medium-to-large-capitalization companies around the world, where we anticipate above-average growth in earnings. As of February 28, 1998, a majority of the companies in the Fund were foreign-based companies, representing over 65% of net assets. Our current investment strategy with respect to industry allocations reflects the potential of a global slowdown in real economic growth during 1998, accompanied by declining rates of inflation and lower interest rates. Consequently, the portfolio's two largest industry sector allocations are banking/ financial and insurance.

The Fund also has exposure to what we believe will continue to be relatively high-growth capital investment sectors. We believe that selected communications equipment companies will continue to experience above-average growth in earnings despite the foregone sales in some Asian markets. The Fund's primary investments in this sector are represented by Northern Telecom Ltd., Telefonaktiebologet LM Ericsson (Class B), Nokia oyj and Lucent Technologies, Inc. Major telecommunications companies in the United States, Europe and Latin America seem to be continuing substantial capital investment programs in new cellular as well as wireline telecommunication switch infrastructure. These telecommunications equipment investments relate to government programs to increase competition under global deregulation as well as to corporate programs to develop global infrastructures of new networked computer business application programs. In our opinion, two of the top ten equity investments in the Fund, SAP AG and Baan Company, N.V., are among the leading software companies providing the consulting and systems integration for the implementation of globally networked business applications for some of the largest corporate organizations in the world.

We have sold only two of the initial investments in the Fund. We eliminated Oracle Corporation at a capital loss after the company's management reported what was a surprisingly unsatisfactory operational result. Oracle Corporation appears to be losing business and market share to Microsoft Corporation at the low-end of the relational database market. Also, Oracle Corporation appears to be growing at a substantially slower rate than the leading companies, such as SAP AG and Baan Company, N.V., in business applications software for networked operational systems. We also eliminated, at a modest capital loss, Assurances Generales de France, which is being acquired in stages by Allianz AG in an agreement which, in our opinion, would significantly limit future investment returns.

In Conclusion
We thank you for subscribing to the initial public offering of Merrill Lynch Global Growth Fund, Inc. and your subsequent support. It was a record equity fund public offering for the US mutual fund industry. We have a positive outlook for potential equity investment returns, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and
Portfolio Manager




March 31, 1998




Merrill Lynch Global Growth Fund, Inc., February 28, 1998


PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                      3 Month          Since Inception
                                                    Total Return         Total Return
ML Global Growth Fund, Inc. Class A Shares            +14.37%               +12.20%
ML Global Growth Fund, Inc. Class B Shares            +14.08                +11.80
ML Global Growth Fund, Inc. Class C Shares            +14.08                +11.80
ML Global Growth Fund, Inc. Class D Shares            +14.27                +12.10

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is October 31, 1997.

Aggregate
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/31/97) through 12/31/97      +0.10%         -5.16%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (10/31/97) through 12/31/97      -0.10%         -4.10%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/31/97) through 12/31/97      -0.10%         -1.10%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/31/97) through 12/31/97      +0.10%         -5.16%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

PORTFOLIO INFORMATION


Worldwide
Investments as of
February 28, 1998


                                         Percent of
Ten Largest Industries                   Net Assets

Banking & Financial                         20.3%
Insurance                                   10.9
Communications Equipment                     7.5
Pharmaceuticals                              6.4
Software--Computer                           5.8
Retail                                       5.8
Telecommunications                           4.6
Electronics                                  2.9
Computers                                    2.8
Electrical Equipment                         2.5


                                      Country of       Percent of
Ten Largest Equity Holdings           Origin           Net Assets

SAP AG (Systeme, Anwendungen,
  Produkte in der Datenverar-
  beitung)(Preferred)                 Germany              3.0%
Baan Company, N.V.                    Netherlands          2.1
Novartis AG (Registered Shares)       Switzerland          2.0
National Westminster Bank PLC
  (Ordinary)                          United Kingdom       1.8
Nippon Telegraph & Telephone
  Corp.                               Japan                1.8
Lloyds TSB Group PLC                  United Kingdom       1.8
Northern Telecom Ltd.                 Canada               1.7
Barclays PLC                          United Kingdom       1.7
Nokia oyj (Class A)                   Finland              1.6
Dresdner Bank AG                      Germany              1.6

Merrill Lynch Global Growth Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
NORTH                                       Shares                                                     Value      Percent of
AMERICA         Industries                   Held           Investments                 Cost         (Note 1a)    Net Assets
Canada          Banking & Financial        380,000     Bank of Montreal         $   17,744,280     $   20,298,004      1.3%
                                           575,000     Canadian Imperial Bank
                                                       of Commerce                  18,142,347         18,307,211      1.2
                                           500,000     National Bank of Canada       7,419,127          8,328,648      0.6
                                           300,000     Royal Bank of Canada         16,480,599         17,563,958      1.1
                                                                                --------------     --------------    ------
                                                                                    59,786,353         64,497,821      4.2

                Communications             350,000   ++Newbridge Networks Corp.     16,697,365          8,203,894      0.6
                Equipment                  500,000     Northern Telecom Ltd.        23,928,428         26,637,616      1.7
                                                                                --------------     --------------    ------
                                                                                    40,625,793         34,841,510      2.3

                                                       Total Investments
                                                       in Canada                   100,412,146         99,339,331      6.5

United States   Advertising                 85,000     Interpublic Group of
                                                       Companies, Inc.               4,101,446          4,632,500      0.3

                Banking & Financial        154,000     Banc One Corp.                7,522,284          8,701,000      0.6
                                            50,000     BankAmerica Corp.             3,492,072          3,875,000      0.3
                                           132,000     Citicorp                     17,428,427         17,490,000      1.1
                                           145,000     Mellon Bank Corp.             8,033,775          9,035,313      0.6
                                           180,000     State Street Corp.           10,395,954         11,126,250      0.7
                                                                                --------------     --------------    ------
                                                                                    46,872,512         50,227,563      3.3

                Beverages                   40,000     The Coca-Cola Company         2,321,880          2,747,500      0.2

                Broadcasting--Radio &       45,000   ++Clear Channel
                Television                             Communications, Inc.          3,785,427          4,078,125      0.3

                Communications             135,000   ++Cisco Systems, Inc.           7,735,941          8,893,125      0.6
                Equipment                  440,000   ++FORE Systems, Inc.            7,553,744          7,040,000      0.5
                                            90,000     Lucent Technologies, Inc.     7,704,135          9,753,750      0.6
                                                                                --------------     --------------    ------
                                                                                    22,993,820         25,686,875      1.7

                Computers                  700,000     Compaq Computer Corp.        23,821,910         22,443,750      1.4
                                            20,000   ++Dell Computer Corporation     2,492,500          2,796,250      0.2
                                            45,000     Hewlett-Packard Co.           2,922,777          3,015,000      0.2
                                                                                --------------     --------------    ------
                                                                                    29,237,187         28,255,000      1.8

                Cosmetics                  110,000     The Gillette Company         10,104,061         11,866,250      0.8
                                            20,000     International Flavors
                                                       & Fragrances, Inc.              968,044            920,000      0.0
                                                                                --------------     --------------    ------
                                                                                    11,072,105         12,786,250      0.8

                Electrical Equipment        35,000     Emerson Electric Co.          1,975,075          2,233,438      0.1
                                           260,000     General Electric Co.         18,067,322         20,215,000      1.3
                                            10,000     Honeywell, Inc.                 710,689            792,500      0.1
                                                                                --------------     --------------    ------
                                                                                    20,753,086         23,240,938      1.5

                Electronics                227,000     Intel Corporation            17,179,260         20,344,875      1.3
                                            35,000     Texas Instruments Inc.        2,003,866          2,025,625      0.1
                                                                                --------------     --------------    ------
                                                                                    19,183,126         22,370,500      1.4

                Energy                     150,000     El Paso Natural Gas Co.       9,480,786          9,956,250      0.7
                                            75,000     Enron Corp.                   2,883,465          3,525,000      0.2
                                                                                --------------     --------------    ------
                                                                                    12,364,251         13,481,250      0.9

                Entertainment               35,000   ++Viacom, Inc. (Class B)        1,088,787          1,680,000      0.1
                                           130,000     The Walt Disney Company      11,960,634         14,551,875      1.0
                                                                                --------------     --------------    ------
                                                                                    13,049,421         16,231,875      1.1

                Financial Services          40,000     American Express Company      3,224,880          3,602,500      0.2
                                            70,000     Federal National
                                                       Mortgage Association          3,823,246          4,466,875      0.3
                                           100,000     Morgan Stanley, Dean
                                                       Witter, Discover & Co.        6,021,422          6,968,750      0.5
                                           400,000     Travelers Group, Inc.        19,984,610         22,300,000      1.5
                                                                                --------------     --------------    ------
                                                                                    33,054,158         37,338,125      2.5

                Food Merchandising         100,000     Albertsons, Inc.              3,854,535          4,681,250      0.3
                                           105,000   ++Fred Meyer, Inc.              3,288,884          4,665,938      0.3
                                                                                --------------     --------------    ------
                                                                                     7,143,419          9,347,188      0.6

                Foods                       40,000     ConAgra, Inc.                 1,360,116          1,200,000      0.1
                                            35,000     Wrigley (Wm.) Jr. Company
                                                       (Class B)                     2,610,412          2,673,125      0.2
                                                                                --------------     --------------    ------
                                                                                     3,970,528          3,873,125      0.3

                Home Furnishings           164,500     Ethan Allen Interiors,
                                                       Inc.                          7,659,087          9,170,875      0.6

                Hotels                      25,000     Marriott International,
                                                       Inc.                          1,702,250          1,893,750      0.1

                Household Products          35,000     Colgate-Palmolive Co.         2,288,342          2,841,563      0.2
                                            20,000     Kimberly-Clark Corp.          1,056,650          1,113,750      0.1
                                            60,000     Procter & Gamble Company      4,312,704          5,096,250      0.3
                                                                                --------------     --------------    ------
                                                                                     7,657,696          9,051,563      0.6

                Information Processing     155,000     First Data Corp.              4,599,284          5,270,000      0.3

                Insurance                   10,000     Aetna Inc.                      737,856            873,750      0.0
                                           150,000     American International
                                                       Group, Inc.                  15,884,252         18,028,125      1.2
                                                                                --------------     --------------    ------
                                                                                    16,622,108         18,901,875      1.2

                Medical Technology         150,000   ++Boston Scientific Corp.       7,648,860          8,962,500      0.6
                                            90,000     Guidant Corporation           5,835,558          6,564,375      0.4
                                            25,000     Johnson & Johnson             1,503,390          1,887,500      0.1
                                                                                --------------     --------------    ------
                                                                                    14,987,808         17,414,375      1.1

                Oil Services               190,000     Baker Hughes, Inc.            9,059,363          7,778,125      0.5
                                           250,000     Diamond Offshore
                                                       Drilling, Inc.               15,343,835         11,328,125      0.7
                                           140,000     Schlumberger Ltd.            13,083,952         10,552,500      0.7
                                                                                --------------     --------------    ------
                                                                                    37,487,150         29,658,750      1.9

                Pharmaceuticals             25,000     Amgen, Inc.                   1,328,783          1,328,125      0.1
                                           120,000     Bristol-Myers Squibb Co.     11,138,426         12,022,500      0.8
                                           140,000     Merck & Co., Inc.            13,482,770         17,858,750      1.1
                                           100,000     Pfizer Inc.                   7,279,046          8,850,000      0.6
                                                                                --------------     --------------    ------
                                                                                    33,229,025         40,059,375      2.6


Merrill Lynch Global Growth Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
NORTH AMERICA                               Shares                                                     Value      Percent of
(concluded)     Industries                   Held           Investments                 Cost         (Note 1a)    Net Assets
United States   Photography                 30,000     Eastman Kodak Co.        $    1,880,844     $    1,968,750      0.1%
(concluded)
                Pollution Control           20,000     Waste Management, Inc.          505,400            500,000      0.0

                Restaurants                 30,000     McDonald's Corporation        1,391,850          1,642,500      0.1

                Retail                     420,000     Wal-Mart Stores, Inc.        15,286,530         19,451,250      1.3

                Semiconductor               60,000   ++Applied Materials, Inc.       2,061,564          2,208,750      0.1

                Software--Computer          40,000   ++Microsoft Corporation         2,672,322          3,390,000      0.2
                                           180,000   ++PeopleSoft, Inc.              7,340,062          8,032,500      0.5
                                                                                --------------     --------------    ------
                                                                                    10,012,384         11,422,500      0.7

                Specialty Retailing         80,000     CVS Corporation               5,197,738          5,925,000      0.4
                                           100,000     The Gap, Inc.                 4,014,457          4,468,750      0.3
                                           435,000   ++Staples, Inc.                 7,849,691          9,189,375      0.6
                                           165,000     Walgreen Co.                  4,931,108          6,053,438      0.4
                                                                                --------------     --------------    ------
                                                                                    21,992,994         25,636,563      1.7

                Telecommunications         110,000     Sprint Corporation            6,630,434          7,260,000      0.5

                Toys                       200,000     Mattel, Inc.                  7,823,472          8,462,500      0.6

                Travel & Lodging            60,000     Carnival Corp. (Class A)      2,997,084          3,532,500      0.2

                                                       Total Investments in
                                                       the United States           424,429,330        467,802,690     30.4

                                                       Total Investments in
                                                       North America               524,841,476        567,142,021     36.9

PACIFIC
BASIN

Japan           Automobiles                480,000     Honda Motor Co., Ltd.        17,468,820         16,627,824      1.1
                                           500,000     Toyota Motor Corp.           13,656,899         13,832,739      0.9
                                                                                --------------     --------------    ------
                                                                                    31,125,719         30,460,563      2.0

                Computers                  700,000     Fujitsu Ltd.                  7,951,104          7,879,509      0.5
                                           700,000     NEC Corporation               7,957,519          7,824,019      0.5
                                                                                --------------     --------------    ------
                                                                                    15,908,623         15,703,528      1.0

                Leisure                    140,000     Sony Corp.                   12,422,680         12,651,605      0.8

                Office Equipment           200,000     Canon, Inc.                   4,706,266          4,581,847      0.3

                Photography                300,000     Fuji Photo Film Co., Ltd.    11,929,829         11,771,700      0.8

                Retail                     250,000     Ito-Yokado Co., Ltd.         13,794,985         13,674,197      0.9

                Telecommunications           3,000     Nippon Telegraph &
                                                       Telephone Corp.              26,362,868         27,586,206      1.8

                                                       Total Investments in the
                                                       Pacific Basin               116,250,970        116,429,646      7.6

WESTERN
EUROPE

Denmark         Telecommunications          70,000     Tele-Denmark A.S.             4,531,731          4,533,561      0.3

                                                       Total Investments
                                                       in Denmark                    4,531,731          4,533,561      0.3

Finland         Communications             250,000     Nokia oyj (Class A)          21,791,192         25,029,500      1.6
                Equipment
                                                       Total Investments
                                                       in Finland                   21,791,192         25,029,500      1.6

France          Communications              50,000     Alcatel Alsthom Cie
                Equipment                              Generale d'Electricite S.A.   6,141,367          6,507,806      0.4

                Cosmetics                   10,000     L'OREAL                       3,739,626          4,506,163      0.3

                Electronics                100,000   ++SGS-Thomson
                                                       Microelectronics N.V.         7,121,888          7,666,393      0.5

                Foods                       15,000     Promodes S.A.                 6,249,958          6,692,687      0.4

                Information Processing     180,000     Cap Gemini S.A.              15,395,411         20,706,656      1.4

                Insurance                  165,000     Axa-UAP                      11,694,023         15,971,241      1.0

                Retail                      20,000     Carrefour S.A.               11,290,715         12,009,860      0.8

                                                       Total Investments
                                                       in France                    61,632,988         74,060,806      4.8

Germany         Apparel                     50,000     Adidas AG                     7,026,333          7,826,279      0.5

                Automobiles                 40,000     Daimler-Benz AG               2,783,283          3,276,014      0.2

                Banking & Financial        600,000     Commerzbank AG               21,297,933         21,726,190      1.4
                                           335,000     Deutsche Bank AG             21,864,670         23,014,633      1.5
                                           525,000     Dresdner Bank AG             22,202,477         23,813,657      1.6
                                                                                --------------     --------------    ------
                                                                                    65,365,080         68,554,480      4.5

                Chemicals                  150,000     BASF AG                       5,213,865          5,460,483      0.4
                                           150,000     Bayer AG                      5,341,904          6,324,405      0.4
                                           140,000     Hoechst AG                    5,771,079          5,424,383      0.3
                                                                                --------------     --------------    ------
                                                                                    16,326,848         17,209,271      1.1

                Electronics                250,000     Siemens AG                   16,074,487         15,383,873      1.0

                Insurance                   65,000     Allianz AG                   17,121,210         20,473,710      1.3

                Multi-Industry              50,000     VEBA AG                       2,887,107          3,355,104      0.2

                Retail                     180,000     Metro AG                      7,700,813          8,184,524      0.6

                Software--Computer         110,000     SAP AG (Systeme,
                                                       Anwendungen, Produkte
                                                       in der Datenverarbeitung)
                                                       (Preferred)                  34,118,327         45,348,325      3.0

                                                       Total Investments
                                                       in Germany                  169,403,488        189,611,580     12.4

Ireland         Banking & Financial      1,300,000     Allied Irish Banks PLC       13,137,895         16,880,163      1.1

                                                       Total Investments
                                                       in Ireland                   13,137,895         16,880,163      1.1

Italy           Insurance                  464,000     Assicurazioni Generali
                                                       S.p.A.                       11,016,623         13,259,367      0.8
                                         3,750,000     Istituto Nazionale delle
                                                       Assicurazioni S.p.A. (INA)    7,008,593         10,191,813      0.7

                                                       Total Investments
                                                       in Italy                     18,025,216         23,451,180      1.5


Merrill Lynch Global Growth Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
WESTERN EUROPE                              Shares                                                     Value      Percent of
(concluded)     Industries                   Held           Investments                 Cost         (Note 1a)    Net Assets
Netherlands     Food Merchandising         300,000     Koninklijke Ahold N.V.   $    8,057,506     $    9,182,476      0.6%

                Household Products         200,000     Unilever N.V.                11,380,224         12,878,936      0.8
                                            60,000     Unilever N.V. (NY
                                                       Registered Shares)            3,751,836          3,858,750      0.3
                                                                                --------------     --------------    ------
                                                                                    15,132,060         16,737,686      1.1

                Insurance                   70,000     AEGON N.V.                    5,669,294          7,974,770      0.5
                                           235,000     ING Groep N.V.               10,003,319         12,444,015      0.8
                                                                                --------------     --------------    ------
                                                                                    15,672,613         20,418,785      1.3

                Leisure                     35,000     Philips Electronics N.V.      2,809,946          2,721,005      0.2
                                            50,000     Polygram N.V.                 2,816,709          2,593,878      0.2
                                                                                --------------     --------------    ------
                                                                                     5,626,655          5,314,883      0.4

                Software--Computer         720,000   ++Baan Company, N.V.           26,223,931         32,564,052      2.1

                                                       Total Investments in
                                                       the Netherlands              70,712,765         84,217,882      5.5

Spain           Banking & Financial        200,000     Banco Bilbao Vizcaya, S.A.    5,505,054          9,141,743      0.6


                                           175,000     Banco Santander, S.A.         4,941,976          8,101,430      0.5

                                                       Total Investments
                                                       in Spain                     10,447,030         17,243,173      1.1

Sweden          Communications             500,000     Telefonaktiebolaget LM
                Equipment                              Ericsson (Class B)           22,955,241         22,746,304      1.5

                                                       Total Investments
                                                       in Sweden                    22,955,241         22,746,304      1.5

Switzerland     Foods                        7,000     Nestle S.A. (Registered)     10,009,777         12,271,487      0.8

                Insurance                   20,000     Zuerich Versicherungs-
                                                       Gesellschaft
                                                       (Registered Shares)           8,709,180         10,914,052      0.7

                Pharmaceuticals             17,000     Novartis AG (Registered
                                                       Shares)                      26,865,087         31,042,974      2.0

                                                       Total Investments in
                                                       Switzerland                  45,584,044         54,228,513      3.5

United Kingdom  Banking & Financial        875,000     Barclays PLC                 22,582,208         25,969,482      1.7
                                           400,000     HSBC Holdings PLC            11,097,646         12,279,773      0.8
                                         1,800,000     Lloyds TSB Group PLC         22,830,755         27,066,830      1.8
                                         1,500,000     National Westminster
                                                       Bank PLC (Ordinary)          22,162,632         27,614,682      1.8
                                                                                --------------     --------------    ------
                                                                                    78,673,241         92,930,767      6.1

                Broadcast--Media         1,000,000     British Sky Broadcasting
                                                       Group PLC                     6,087,391          6,465,636      0.4

                Chemicals                  365,000     Imperial Chemical
                                                       Industries PLC                5,501,341          6,656,520      0.4

                Electrical Equipment       750,000     Siebe PLC                    14,965,916         15,510,123      1.0

                Household Products         750,000     Unilever PLC                  5,692,608          6,786,450      0.4

                Information Processing   1,039,999     Reuters Group PLC            13,444,894         10,462,804      0.7

                Insurance                1,000,000     Commercial Union PLC         14,287,623         18,064,296      1.2
                                         2,500,000     Guardian Royal Exchange
                                                       PLC                          13,253,258         18,775,845      1.2
                                         1,800,000     Royal & Sun Alliance
                                                       Insurance Group PLC          17,885,194         22,906,120      1.5
                                                                                --------------     --------------    ------
                                                                                    45,426,075         59,746,261      3.9

                Pharmaceuticals            265,000     Glaxo Wellcome PLC            5,881,443          7,411,626      0.5
                                           575,000     SmithKline Beecham PLC        5,491,124          7,189,524      0.5
                                           300,000     Zeneca Group PLC             11,066,411         13,029,984      0.8
                                                                                --------------     --------------    ------
                                                                                    22,438,978         27,631,134      1.8

                Publishing                 750,000     Pearson PLC                  10,169,178         11,166,795      0.7

                Retail                     750,000     Boots Company PLC            11,223,919         11,259,337      0.7
                                         1,320,000     J Sainsbury PLC              11,275,003         10,228,537      0.7
                                         1,400,000     Tesco PLC                    11,323,155         11,896,441      0.8
                                                                                --------------     --------------    ------
                                                                                    33,822,077         33,384,315      2.2

                Telecommunications         600,000   ++COLT Telecom Group PLC        7,164,771         13,126,919      0.8
                                         2,000,000     Vodafone Group PLC           11,380,920         17,768,160      1.2
                                                                                --------------     --------------    ------
                                                                                    18,545,691         30,895,079      2.0

                                                       Total Investments in
                                                       the United Kingdom          254,767,390        301,635,884     19.6

                                                       Total Investments in
                                                       Western Europe              692,988,980        813,638,546     52.9

SHORT-TERM                                 Face
SECURITIES                                Amount            Issue

                Commercial Paper*      $49,660,000     General Motors
                                                       Acceptance Corp., 5.69%
                                                       due 3/02/1998                49,644,302         49,644,302      3.2

                                                       Total Investments in
                                                       Short-Term Securities        49,644,302         49,644,302      3.2

                Total Investments                                               $1,383,725,728      1,546,854,515    100.6
                                                                                --------------
                Liabilities in Excess of Other Assets                                                  (9,486,627)    (0.6)
                                                                                                   --------------    ------
                Net Assets                                                                         $1,537,367,888    100.0%
                                                                                                   ==============    ======

               *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
              ++Non-income producing security.

                See Notes to Financial Statements.






Merrill Lynch Global Growth Fund, Inc., February 28, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of February 28, 1998
Assets:             Investments, at value (identified cost--$1,383,725,728) (Note 1a)                     $1,546,854,515
                    Foreign cash (Note 1b)                                                                     5,937,000
                    Receivables:
                      Capital shares sold                                                $    6,077,361
                      Dividends                                                               1,269,937        7,347,298
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                     134,583
                    Prepaid registration fees and other assets (Note 1f)                                         426,917
                                                                                                          --------------
                    Total assets                                                                           1,560,700,313
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   19,291,724
                      Capital shares redeemed                                                 1,546,936
                      Distributor (Note 2)                                                      984,573
                      Investment adviser (Note 2)                                               840,495       22,663,728
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       668,697
                                                                                                          --------------
                    Total liabilities                                                                         23,332,425
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,537,367,888
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      357,108
                    Class B Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                              9,697,050
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,933,981
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,751,586
                    Paid-in capital in excess of par                                                       1,361,381,122
                    Undistributed investment income--net                                                         254,797
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                        (1,069,748)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               163,061,992
                                                                                                          --------------
                    Net assets                                                                            $1,537,367,888
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $40,076,341 and
Value:                       3,571,077 shares outstanding                                                 $        11.22
                                                                                                          ==============
                    Class B--Based on net assets of $1,084,580,104 and
                             96,970,497 shares outstanding                                                $        11.18
                                                                                                          ==============
                    Class C--Based on net assets of $216,305,485 and
                             19,339,810 shares outstanding                                                $        11.18
                                                                                                          ==============
                    Class D--Based on net assets of $196,405,958 and
                             17,515,861 shares outstanding                                                $        11.21
                                                                                                          ==============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Period October 31, 1997++ to February 28, 1998
Investment          Dividends (net of $288,956 foreign withholding tax)                                     $  4,871,279
Income              Interest and discount earned                                                               3,507,011
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               8,378,290
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          3,299,323
                    Account maintenance and distribution fees--Class B (Note 2)                                3,096,359
                    Account maintenance and distribution fees--Class C (Note 2)                                  623,740
                    Transfer agent fees--Class B (Note 2)                                                        337,312
                    Registration fees (Note 1f)                                                                  257,755
                    Account maintenance fees--Class D (Note 2)                                                   142,432
                    Custodian fees                                                                               104,466
                    Transfer agent fees--Class C (Note 2)                                                         70,517
                    Transfer agent fees--Class D (Note 2)                                                         50,793
                    Printing and shareholder reports                                                              47,706
                    Accounting services (Note 2)                                                                  44,921
                    Directors' fees and expenses                                                                  16,506
                    Transfer agent fees--Class A (Note 2)                                                          9,750
                    Professional fees                                                                              9,402
                    Amortization of organization expenses--net (Note 1f)                                           9,373
                    Pricing fees                                                                                   1,741
                    Other                                                                                          1,397
                                                                                                            ------------
                    Total expenses                                                                             8,123,493
                                                                                                            ------------
                    Investment income--net                                                                       254,797
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                     $    152,240
(Loss) on             Foreign currency transactions--net                                     (1,221,988)      (1,069,748)
Investments &                                                                              ------------
Foreign Currency    Unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      163,128,787
(Notes 1b, 1c,        Foreign currency transactions--net                                        (66,795)     163,061,992
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments
                    and foreign currency transactions                                                        161,992,244
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $162,247,041
                                                                                                            ============

                  ++Commencement of operations.


                    See Notes to Financial Statements.

Merrill Lynch Global Growth Fund, Inc., February 28, 1998


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                   October 31, 1997++ to
                    Increase (Decrease) in Net Assets:                                                 February 28, 1998
Operations:         Investment income--net                                                                $      254,797
                    Realized loss on investments and foreign currency transactions--net                       (1,069,748)
                    Unrealized appreciation on investments and foreign currency transactions--net            163,061,992
                                                                                                          --------------
                    Net increase in net assets resulting from operations                                     162,247,041
                                                                                                          --------------

Capital Share       Net increase in net assets derived from capital share transactions                     1,375,020,847
Transactions                                                                                              --------------
(Note 4):

Net Assets:         Total increase in net assets                                                           1,537,267,888
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period*                                                                        $1,537,367,888
                                                                                                          ==============

                   *Undistributed investment income--net                                                  $      254,797
                                                                                                          ==============


                  ++Commencement of operations.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                               For the Period
                                                                           October 31, 1997++ to February 28, 1998
                    Increase (Decrease) in Net Asset Value:           Class A      Class B        Class C        Class D
Per Share           Net asset value, beginning of period            $    10.00    $    10.00   $    10.00     $    10.00
Operating                                                           ----------    ----------   ----------     ----------
Performance:        Investment income--net                                 .03           .00++++      .00++++        .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                     1.19          1.18         1.18           1.19
                                                                    ----------    ----------   ----------     ----------
                    Total from investment operations                      1.22          1.18         1.18           1.21
                                                                    ----------    ----------   ----------     ----------
                    Net asset value, end of period                  $    11.22    $    11.18   $    11.18     $    11.21
                                                                    ==========    ==========   ==========     ==========

Total Investment    Based on net asset value per share                  12.20%+++     11.80%+++    11.80%+++      12.10%+++
Return:**                                                           ==========    ==========   ==========     ==========

Ratios to Average   Expenses                                              .95%*        1.97%*       1.98%*         1.20%*
Net Assets:                                                         ==========    ==========   ==========     ==========
                    Investment income (loss)--net                         .96%*        (.07%)*      (.07%)*         .70%*
                                                                    ==========    ==========   ==========     ==========

Supplemental        Net assets, end of period (in thousands)        $   40,076    $1,084,580   $  216,306    $   196,406
Data:                                                               ==========    ==========   ==========     ==========
                    Portfolio turnover                                  14.61%        14.61%       14.61%         14.61%
                                                                    ==========    ==========   ==========     ==========
                    Average commission rate paid++++++              $    .0257    $    .0257   $    .0257     $    .0257
                                                                    ==========    ==========   ==========     ==========

                   *Annualized.
                  **Total investment return excludes the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

                  ++Commencement of operations.
                ++++Amount is less than $(.01) per share.
              ++++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on October 31, 1997, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Merrill Lynch Global Growth Fund, Inc., February 28, 1998

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                       Account
                                     Maintenance      Distribution
                                         Fee              Fee

Class B                                 0.25%            0.75%
Class C                                 0.25%            0.75%
Class D                                 0.25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period October 31, 1997 to February 28, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                               MLFD           MLPF&S

Class A                                      $     1        $       20
Class D                                      $30,242        $5,403,546

For the period October 31, 1997 to February 28, 1998, MLPF&S received contingent deferred sales charges of $411,085 and $43,181 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $40,473 in commissions on the execution of portfolio security transactions for the Fund for the period
October 31, 1997 to February 28, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 31, 1997 to February 28, 1998 were
$1,487,740,656 and $153,811,470, respectively.

Net realized gains (losses) for the period October 31, 1997 to February 28, 1998 and net unrealized gains (losses) as of February 28, 1998 were as follows:

                                             Realized       Unrealized
                                              Gains           Gains
                                             (Losses)        (Losses)

Long-term investments                     $   152,240      $163,128,787
Foreign currency transactions              (1,221,988)          (66,795)
                                          -----------      ------------
Total                                     $(1,069,748)     $163,061,992
                                          ===========      ============

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $163,128,787, of which $188,592,782 related to appreciated securities and $25,463,995 related to depreciated securities. At February 28, 1998, the aggregate cost of investments for Federal income tax purposes was $1,383,725,728.


Merrill Lynch Global Growth Fund, Inc., February 28, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,375,020,847 for the period October 31, 1997 to February 28, 1998.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                                 Dollar
October 31, 1997++ to February 28, 1998       Shares          Amount

Shares sold                                 3,871,610     $  39,000,585
Shares redeemed                              (303,033)       (3,105,440)
                                         ------------     -------------
Net increase                                3,568,577     $  35,895,145
                                         ============     =============
[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Period                                 Dollar
October 31, 1997++ to February 28, 1998       Shares          Amount

Shares sold                               100,914,200    $1,009,957,399
Automatic conversion of shares                (45,127)         (444,445)
Shares redeemed                            (3,901,076)      (39,278,253)
                                         ------------    --------------
Net increase                               96,967,997    $  970,234,701
                                         ============    ==============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Period                                 Dollar
October 31, 1997++ to February 28, 1998       Shares          Amount

Shares sold                                20,516,032     $ 205,431,092
Shares redeemed                            (1,178,722)      (11,919,392)
                                         ------------     -------------
Net increase                               19,337,310     $ 193,511,700
                                         ============     =============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class D Shares for the Period                                 Dollar
October 31, 1997++ to February 28, 1998       Shares          Amount

Shares sold                                18,955,365     $ 189,856,729
Automatic conversion of shares                 45,078           444,445
                                         ------------     -------------
Total issued                               19,000,443       190,301,174
Shares redeemed                            (1,487,082)      (14,921,873)
                                         ------------     -------------
Net increase                               17,513,361     $ 175,379,301
                                         ============     =============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Commitments:
At February 28, 1998, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $14,941,000.